UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       May 10, 2005
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                          GENELABS TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


          California                       0-19222              94-3010150
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(State or other jurisdiction of    (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)


505 Penobscot Drive, Redwood City, California                 94063
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  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code          (650) 369-9500
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

          On May 10, 2005, the Registrant announced its financial results for the fiscal quarter ending March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto.

          The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01         Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of Registrant, dated May 10, 2005, entitled "Genelabs Technologies, Inc. Reports First Quarter 2005 Financial Results."

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                                GENELABS TECHNOLOGIES, INC.



                                                By:    /s/  Matthew M. Loar
                                                    ---------------------------
                                                Name:  Matthew M. Loar
                                                Title: Chief Financial Officer
Date:  May 13, 2005